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                                                                      EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To: Air Products and Chemicals, Inc.:


      As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated 1 November 1996, included in the Annual Report of Air Products and Chemicals, Inc., on Form 10-K for the year ended 30 September 1996.





                                                           ARTHUR ANDERSEN LLP


Philadelphia, Pennsylvania
5 February 1997

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